                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2002

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                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
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                            (COMMISSION FILE NUMBER)

                DELAWARE                                13-0853260
   -----------------------------------         -----------------------------
      (STATE OR OTHER JURISDICTION                   (I.R.S. EMPLOYER
            OF INCORPORATION)                     IDENTIFICATION NUMBER)


             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                            07020
   -----------------------------------                --------------
          (ADDRESS OF PRINCIPAL                         (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 9. REGULATION FD DISCLOSURE.

On August 7, 2002, Hanover Direct, Inc. (the "Company") issued a press release announcing results for the thirteen and twenty-six weeks ended June 29, 2002. A copy of such press release is furnished under this Form 8-K pursuant to Regulation FD.

EXHIBITS

Exhibit 20.1 Press Release dated August 7, 2002, announcing operating results for the thirteen and twenty-six weeks ended June 29, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HANOVER DIRECT, INC.
                                      ---------------------------------------
                                                  (Registrant)

August 7, 2002                        By:    /s/ Edward M. Lambert
                                      ---------------------------------------
                                      Name:  Edward M. Lambert
                                      Title: Executive Vice President and
                                             Chief Financial Officer